Exhibit 3.43

FILED - Arkansas Secretary of State #100121982 05/11/1995 00:00

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ARTICLES OF INCORPORATION

OF

Med Properties, Inc.

FILED
CORPORATIONS DIVISION
NO. 121982
95 MAY 11 PM 3:01
ILLEGIBLE

The undersigned person hereby states the following in order to form a corporation pursuant to the Arkansas Business Corporation Act Number 958 of 1987:

1. The name of this corporation is Med Properties, Inc.

2. The corporation is authorized to issue 100,000 shares of common, voting stock and each share shall have a par value of $1.00.

3. The initial registered office of this corporation shall be located at 34 Heritage Park Circle, North Little Rock, Arkansas and the name of the registered agent of this corporation at that address is Mack D. Harbour.

4. The name and address of each incorporator is as follows:

Name	Post Office Address
Mack D. Harbour	34 Heritage Park Circle
North Little Rock, AR 72116

5. The nature of the business of the corporation and the object or purposes proposed to be transacted, promoted or carried on by it are as follows:

(a)	The primary purpose of the corporation shall be to buy, sell, own, lease, rent, and/or develop real estate properties for child health management services clinics; for early intervention and prevention programs for eligible recipients; for child care centers and other pediatric day health care programs to advance the best possible care for the targeted recipients.

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(b.)	To conduct any other business enterprise not contrary to law;

(c)	To exercise all of the powers enumerated in Section 4-27-302 of the Arkansas Business Corporation Act.

6. The President and Secretary of the corporation shall have the authority on behalf of the corporation to enter into any contract between the corporation and all of its shareholders (a) imposing restrictions on the future transfer (whether inter vivos, by inheritance or testamentary gift), hypothecation or other disposition of its shares; (b) granting purchase options to the corporation or its shareholders; or (c) requiring the corporation or its shareholders to purchase such shares upon stated contingencies.

7. The number of Directors constituting the initial Board of Directors shall be two (2).

8. All shares of stock issued by the corporation shall be represented by certificates.

9. All shareholders are entitled to cumulate their votes for Directors.

10. The corporation elects to have preemptive rights. EXECUTED this 11th day of May, 1995.

/s/ Mack D. Harbour
Mack D. Harbour

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Arkansas secretary of state - Document No. 9909/90020 – Date Filed: 01-04-1990 03:33 PM - Total Pages: 1

NOTICE OF CHANGE OF REGISTERED OFFICE	FILED ILLEGIBLE No. 121982 96 JAN-4 PM 3:33 ILLEGIBLE
OR REGISTERED AGENT, OR BOTH
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To:	Sharon Priest
Secretary of State
Corporation Division
State Capitol
Little Rock, Arkansas 72201-1094

Pursuant to the Corporation Laws of the State of Arkansas, the undersigned corporation submits the following statement for the purpose of changing its registered office or its registered agent, or both in the state of Arkansas. If this statement reflects a change of registered office, this form must be accompanied by notice of such change to any and all applicable corporations.

☐ Foreign
☒ Domestic

1.	Name of corporation: Med Properties, Inc.

2.	Address of its present registered office: 34 Heritage Park Circle

                                                     Street Address

North Little Rock, AR 72116

City, State, Zip

3.	Address to which registered office is to be changed:

109 Howard Court, Fairfield Bay, AR 72088-3911

Street Address, City, State, Zip

4.	Name of present registered agent: Mack D. Harbour

5.	Name of successor registered agent: Mack D. Harbour

I, Mack D. Harbour hereby consent to serve as registered agent for this corporation.

/s/ Mack D. Harbour
Successor Agent
Mack D. Harbour

A letter of consent from successor agent may be substituted in lieu of this signature.

6.	The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

MUST BE FILED IN DUPLICATE

A copy bearing the file marks of the Secretary of State shall be returned.

If this corporation is governed by Act 576 of 1965 such change must be filed with the County Clerk of the County in which its registered office is located, unless the registered office is located in Pulaski County, in which event no filing with the County Clerk is required.

Dated January 4 1996.

/s/ Mack D. Harbour
Name of Authorized Officer
Mack D. Harbour

President & CEO
Title of Authorized Officer

Secretary or Assistant Secretary Mack D. Harbour

Fee $25.00	D0-3/DN-04/F-06/10-1-88

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FILED - Arkansas Secretary of State #100121982 06/21/1999 00:

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[SEAL]	Arkansas Secretary of State Sharon Priest	CP 121982 [ILLEGIBLE]
State Capitol • Little Rock, Arkansas 72201-1094 • 501.682.3409

NOTICE OF CHANGE OF REGISTERED OFFICE

OR REGISTERED AGENT, OR BOTH

To:	Sharon Priest

Secretary of State

Corporations Division

State Capitol

Little Rock, Arkansas 72201-1094

Pursuant to the Corporation Laws of the State of Arkansas, the undersigned corporation submits the following statement for the purpose of changing its registered office or its registered agent, or both in the state of Arkansas. If this statement reflects a change of registered office, this form must be accompanied by notice of such change to any and all applicable corporations.

☐ Foreign	☒ Domestic

1.	Name of corporation: MED PROPERTIES, INC.

2.	Address of its present registered office: 109 HOWARD COURT

Street Address

FAIRFIELD BAY, AR 72088-3911

City, State, Zip

3.	Address to which registered office is to be changed:

1201 GEE STREET JONESBORO, AR 72401

Street Address, City, State, Zip

4.	Name of present registered agent: MACK HARBOUR

5.	Name of successor registered agent: R. D. STEWART

I, R. D. STEWART, hereby consent to serve as registered agent for this corporation.

Successor Agent

A letter of consent from successor agent may be substituted in lieu of this signature.

6.	The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

MUST BE FILED IN DUPLICATE

A copy bearing the file marks of the Secretary of State shall be returned.

If this corporation is governed by Act 576 of 1965 such change must be filed with the County Clerk of the County in which its registered office is located, unless the registered office is located in Pulaski County, in which event no filing with the County Clerk is required.

Dated JUNE 16 1999.

/s/ R. D. Stewart
Signature of Authorized Officer

SECRETARY-TREASURER
Title of Authorized Officer

/s/ R. D. Stewart
Secretary or Assistant Secretary

Fee $25.00	D0-3/DN-04/F-06/ 1-88

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[SEAL]	Arkansas Secretary of State - Document No.: 6043990002 - Date Filed: 08-09-2006 10:24 AM - Total Pages: 1
Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201 1094 501-682-3409 • www.sosweb.state.ar.us

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NOTICE OF CHANGE OF REGISTERED OFFICE

OR REGISTERED AGENT, OR BOTH

MARK ENTITY TYPE

☒	Corporation-Profit	☐	General Partnership	☐	Limited Liability Limited Partnership
☐	Corporation-Non Profit	☐	Limited Partnership
☐	Limited Liability Company	☐	Limited Liability Partnership

Pursuant to the Laws of the State of Arkansas, the undersigned submits the following statement for the purpose of changing its registered office or its registered agent, or both in the State of Arkansas. If this statement reflects a change of registered office, this form must be accompanied by notice of such change to any and all applicable entities.

1. Name of corporation:	MED PROPERTIES, INC.

2. Is the entity: ☒ Domestic or ☐ Foreign Name of Tax Contact:	J. Mack Nunn
1704 Capital of Texas Hwy South, Ste 400 Austin, TX 78746

3. Street address of registered office changing from:	1201 Gee St.
Street Address

Jonesboro, AR 72401
City, State, Zip

4. Street address to which registered office changing:	425 W. Capitol Ave., Suite 1700
Street Address

Little Rock, AR 72201
City, State, Zip
(The address of the registered office and the business address of the registered agent must be identical.)

5. Name of registered agent changing from:	R. D. Stewart	To:	The Corporation Company

I, THE CORPORATION COMPANY hereby consent to serve as registered agent for this entity.

                                                                                                                           /s/ John J. Linnihan

                                                                                                                                   Successor Agent

                                                                                                                                   John J. Linnihan Asst Secy

A letter of consent from successor agent may be substituted in lieu of this signature.

A copy bearing the file marks of the Secretary of State shall be returned.

If this entity is a corporation governed by Act 576 of 1965 such change must be filed with the County Clerk of the County in which its registered office is located, unless the registered office is located in Pulaski County, in which event no filing with the County Clerk is required.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

/s/ J. Mack Nunn, Secretary
Signature and Title of Authorized Officer

Dated: 7/29/06

Fee For Corporation or Limited Liability Company - $25.00

Fee For General Partnership, Limited Partnership, Limited Liability Partnership or Limited Liability Limited Partnership - $15.00                                                                                                          00-3/DN-04/F-08/“ALL” Rev. 4/06

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[SEAL]	Arkansas Secretary of State - Document No.: 6046000003 - Date Filed: 08-09-2006 03:56 PM - Total Pages: 1
CERTIFIED COPY Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201 1094 501-682-3409 • www.sos.arkansas.gov

INSTRUCTIONS: File with the Secretary of State’s Office, Business Services Division, State Capitol, Little Rock, Arkansas 72201-1094. A copy will be returned to the entity and must be filed with the County Clerk in the county In which the entity’s registered office Is located (unless registered office is in Pulaski County).

APPLICATION FOR FICTITIOUS NAME

Select entity type:	☒	For-Profit Corporation ($25.00 fee)	☐	Nonprofit Corporation
	☐	General Partnership	☐	Limited Partnership ($15.00 tee)
	☐	LLC ($25.00 fee)	☐	LLP ($15.00 fee)
	☐	LLLP ($15.00 fee)

Pursuant to the provisions of Arkansas law, the undersigned entity hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be, conducted by this entity is:

                    ASCENT

2.	The character of the business being, or to be, conducted under such fictitious name is:

                        Medical, behavioral, nutritional, physical, occupational, and audiology services for children.

3.	a) The entity name of the applicant and its date of qualification in Arkansas:

                        Med Properties, Inc.

b) The entity is ☒ domestic ☐ foreign (state of domestic registration)

c) The location (city and street address) of the registered office of the applicant entity in Arkansas is:

                  425 W. Capitol Ave., Suite 1700, Little Rock, Arkansas 72201

                        Street                                                                              City                              State                         ZIP Code

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Authorizing Officer J. MACK NUNN

                                                                  (Type or Print)

Authorized Signature: /s/ J. Mack Nunn	Title:	Secretary
(Chairman, Partner or other authorized person)

     Address: 1701 Capitol of Texas Highway South, Ste 400, Austin, TX 78746

Fee: see top of page	DN-18/F-18/Rev. 4/06

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Arkansas Secretary of State - Document No.: 6046000006 - Date Filed: 08-09-2006 03:56 PM - Total Pages: 1

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[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov

INSTRUCTIONS: File with the Secretary of State’s Office, Business Services Division, State Capitol, Little Rock, Arkansas 72201 -1094. A copy will be returned to the entity and must be filed with the County Clerk in the county in which the entity’s registered office is located (unless registered office is in Pulaski County).

APPLICATION FOR FICTITIOUS NAME

Select entity type:	☒ For-Profit Corporation ($25.00 fee)	☐ Nonprofit Corporation
	☐ General Partnership	☐ Limited Partnership ($15.00 fee)
	☐ LLC ($25.00 fee)	☐ LLP ($15.00 fee)
☐ LLLP ($15.00 fee)

Pursuant to the provisions of Arkansas law, the undersigned entity hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be, conducted by this entity is:

ASCENT CHILDREN’S HEALTH SERVICES

2.	The character of the business being, or to be, conducted under such fictitious name is:

Medical, behavioral, nutritional, physical, occupational, and audiology services for children.

3.	a) The entity name of the applicant and its date of qualification in Arkansas: Med Properties, Inc.

b) The entity is ☒ domestic ☐ foreign (state of domestic registration)

c) The location (city and street address) of the registered office of the applicant entity in Arkansas is:

425 W. Capitol Ave., Suite 1700, Little Rock, Arkansas 72201

Street                     City                     State                 ZIP Code

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Authorizing Officer	J. MACK NUNN
(Type or Print)

Authorized Signature:	/s/ J. MACK NUNN Title: Secretary
(Chairman, Partner or other authorized person)

Address:	1701 Capitol of Texas Highway South, Ste 400, Austin, TX 78746

Fee: see top of page	DN-18/F-18/Rev. 4/06

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FILED - Arkansas Secretary of State #100121982 01/09/2008 12:

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[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov
Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

NOTICE OF CHANGE OF COMMERCIAL REGISTERED AGENT INFORMATION

(PLEASE TYPE OR PRINT CLEARLY IN INK)

1.	a. Current Name of Commercial Registered Agent: The Corporation Company

b. New name of Commercial Registered Agent: The Corporation Company

2.	a. Current address on file: 425 West Capitol Avenue

                                                             Street Address

Suite 1700                            Little Rock, AR 72201

Street Address Line 2                 City, State Zip

b. New address: 124 West Capitol Avenue

                                         Street Address

Suite 1400                            Little Rock, AR 72201-3736

Street Address Line 2                 City, State Zip

3.	a. Jurisdiction / type of organization: Business Corporation

b. New jurisdiction / new type of organization:

4.	Attach a listing of ALL entities effected by the above change(s).

A commercial registered agent shall promptly furnish each entity it represents with notice of the filing of a statement of change.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Executed this 27th day of December, 2007.

/s/ Marie Hauer, Asst. Secy.	MARIE HAUER
Signature and Title of Authorized Individual	Printed Name of Authorized Individual

NO FEE	CRA-CF Rev. 08/07

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FILED - Arkansas Secretary of State #100121982 06/19/2008 15:37

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[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov
Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

NOTICE OF CHANGE OF COMMERCIAL REGISTERED AGENT INFORMATION

(PLEASE TYPE OR PRINT CLEARLY IN INK)

1.	a. Current Name of Commercial Registered Agent: THE CORPORATION COMPANY

b. New name of Commercial Registered Agent: THE CORPORATION COMPANY

2.	a. Current address on file: 124 West Capitol Avenue

                                                             Street Address

Suite 1400                            Little Rock, AR 72201-3736

Street Address Line 2                 City, State Zip

b.	New address: 124 West Capitol Avenue

                                         Street Address

Suite 1900                            Little Rock, AR 72201

Street Address Line 2                 City, State Zip

3.	a. Jurisdiction / type of organization: BUSINESS CORPORATION

b. New jurisdiction / new type of organization:

4.	Attach a listing of ALL entities effected by the above change(s).

A commercial registered agent shall promptly furnish each entity it represents with notice of the filing of a statement of change.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or Imprisonment up to 30 days.

Executed this 28th day of April, 2008.

/s/ Marie Hauer, Asst. Secy.	MARIE HAUER
Signature and Title of Authorized Individual	Printed Name of Authorized Individual

NO FEE	CRA-CF Rev. 08/07

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